EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Crawford & Company of our reports dated March 12, 2008, with respect to the consolidated financial statements of Crawford & Company and the effectiveness of internal control over financial reporting of Crawford & Company, included in the 2007 Annual Report to Shareholders of Crawford & Company.

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-02051) pertaining to the Crawford & Company 1996 Employee Stock Purchase Plan,

(2)	Registration Statement (Form S-8 No. 333-24425) pertaining to the Crawford & Company 1997 Non-employee Director Stock Option Plan,

(3)	Registration Statement (Form S-8 No. 333-24427) pertaining to the Crawford & Company 1997 Key Employee Stock Option Plan,

(4)	Registration Statement (Form S-8 No. 333-43740) pertaining to the Crawford & Company 1997 Key Employee Stock Option Plan,

(5)	Registration Statement (Form S-8 No. 333-87465) pertaining to the Crawford & Company U.K. Sharesave Scheme,

(6)	Registration Statement (Form S-8 No. 333-87467) pertaining to the Prism Network, Inc. Stock Option Plan,

(7)	Registration Statement (Form S-8 No. 333-125557) pertaining to the Crawford & Company Executive Stock Bonus Plan,

(8)	Registration Statement (Form S-8 No. 333-140310) pertaining to the Crawford & Company U.K. Sharesave Scheme,

(9)	Registration Statement (Form S-3 No. 333-142569) pertaining to the Crawford & Company registration of 842,815 shares of its Class A common stock, and

(10)	Registration Statement (Form S-3/A No. 333-142569) pertaining to Crawford & Company Amendment No.1 to Form S-3 No. 333-142569;

of our reports dated March 12, 2008, with respect to the consolidated financial statements of Crawford & Company, and the effectiveness of internal control over financial reporting of Crawford & Company, incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2007.

/s/ Ernst & Young LLP

Atlanta, Georgia

March 12, 2008